UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-06727

Dominion Funds, Inc.

(Exact name of Registrant as specified in charter)

35 Old Tavern Road, 2nd Floor 06477

(Address of principal executive offices)(Zip code)

Paul Dietrich, 35 Old Tavern Road, 2nd Floor, 06477

(Name and address of agent for service)

Registrant's telephone number, including area code:

(800) 416-2053

Date of fiscal year end:

6/30

Date of reporting period:

6/30/11

Item 1.  Reports to Stockholders.

ANNUAL REPORT

June 30, 2011

Investor Information: 1-866-270-1222

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Foxhall Global Trends Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 13, 2011

Foxhall Global Trends Fund

Formerly Known As The

(Shepherd Large Cap Growth Fund)

Dear Fund Shareholders,

Since the first of the year, both the U.S, and global stock markets have been extremely volatile.  During the first two weeks of August, the stock market hit historic volatility levels never seen before in the U. S. stock market.

For the year-to-date six months ending June 30, 2011, the FOXHALL GLOBAL TRENDS FUND was up +12.32% compared to +6.02% in the S&P 500 INDEX and +4.79% for the DOW JONES GLOBAL INDEX.  For the year ending June 30, 2011, the FOXHALL GLOBAL TRENDS FUND was up +27.19% compared to +30.69% in the S&P 500 INDEX and +31.04% for the DOW JONES GLOBAL INDEX.  You can review the Fund’s performance by going to our website, at www.foxhallglobaltrendsfund.com.

The primary goal of FOXHALL CAPITAL’S investment philosophy and our OFFENSIVE-DEFENSIVE INVESTMENT STRATEGY is designed to attempt to LIMIT AND MINIMIZE ANY SIGNIFICANT LOSS IN OUR CLIENT’S INVESTMENT PORTFOLIOS.

HOW THE FUND PICKS SECURITIES

The Fund tries to choose stocks that have low Price to Earnings Ratios, high Returns on Equity and high Free Cash Flow.  Lastly we continue to rank and choose these stocks based on their high relative strength based on our proprietary FOXHALL TREND RECOGNITION TECHNOLOGY®.

STOCK MARKET OUTLOOK

Since the Debt Ceiling debate and after STANDARD & POORS downgraded the credit rating of the U.S. Government from AAA to AA+, the stock market has experienced a major correction.

When the stock market declines purely because of a reaction to political issues or events, the stock market historically bounces back very quickly.

In the entire history of the U.S. stock market, we have never had a long-term bear market when the following positive fundamentals were as they are today.

Here are the facts:

1.

US company fundamentals are improving in almost every area. Manufacturing is rebounding at a 15% annualized rate over the past 3 months.

2.

Productivity is at an historic high.

3.

S&P 500 companies are now holding a record $2.2 trillion in cash. This cash has the potential to add a lot of momentum to the markets and to the economy in the form of increased dividends, share buybacks, mergers and acquisitions activity and capital expenditures.

4.

Profits for S&P 500 companies have exceeded analyst’s projections by over 80% for the second quarter of 2011 and overall earnings for the quarter are up almost 20%.

5.

Over the weekend, Bloomberg re-confirmed analysts’ estimates for S&P 500 profits for 2011 and they are still being forecast at a 17 percent annual rate through Dec. 31, 2011.

6.

After yesterday’s drop in the stock market, PRICE EARNINGS RATIOS for major U.S. global blue chip companies are at almost “give-away” prices.

7.

Another reason most analysts do not think that a slowdown in U.S. growth will slow earnings growth is that the S&P 500 INDEX and the DOW is because our two major stock market indexes have effectively DECOUPLED from the underlying U.S. economy.  Currently about 50% of revenues and profits of all the S&P 500 companies come from overseas, mainly Asia and other emerging markets.  In the end, investors value companies based on their revenue and earnings.  The U.S. stock market now reflects the revenues and earnings of U.S. companies selling globally and NO LONGER specifically represents the underlying U.S. economy.  Most major companies are still beating earnings and profit estimates and that is the best signal of all for a long-term rising stock market.

8.

Even though the US economic recovery is mediocre, the US economy is still growing YTD at a rate of 1.7% and this will probably accelerate through the end of the year to over 2%.  This is not great growth, but it is growth, and I do not believe, short of some unforeseen economic disaster, that the U.S. will slip into a double-dip recession.

As I mentioned before, in the history of the U.S. stock market we have never had a long-term bear market or recession with the stock market exhibiting such superior fundamentals.

SLOWING US GROWTH:  IS THERE A LEGITIMATE CONCERN THAT THE GLOBAL ECONOMY IS SLOWING?

Government statistics suggest that the U.S and Global Economy are slowing.  The big question is, how much longer can investors count on strong corporate earnings to continue their growth, if the global economy is truly slowing?

Fears about a global slowdown worry many investors because of a number of recently released weak economic reports.

The problem is, U.S. growth was probably always this weak; it was just masked by the artificial stimulus of the Federal Reserves’ various stimulus programs.  This is probably nothing new, but now we are receiving accurate figures, without the government’s artificial manipulation and distortion.

THE U.S. ECONOMY MAY ALREADY BE RECOVERING

I have cited some of these points in previous GLOBAL OUTLOOKS, but I want to reiterate that I do not believe the U.S. economy is going into a double-dip recession and I further believe we are in the process of an economic recovery over the next two quarters.

I believe we have already hit bottom in terms of consumer spending and over the next few months we will see consumer growth moving up over the next year.

Government statistical reports always show what has happened in the past, but they do not necessarily reflect the future.

HERE ARE MY REASONS FOR BELIEVING THE ECONOMY IS TURNING UP

Contrary to recent government reports, I think we are seeing an upswing in consumer spending.  Here’s why:

•

Profit from GENERAL MOTORS’ recent sales in the second quarter of 2011 in the U.S. rose over 37% to $2.2 billion from $1.6 billion. Overall U.S. sales rose 12% from the previous year.

•

The 25 major retailers tracked by Thomson Reuters reported 4.4% growth in July same-store sales.

•

TARGET posted a 4.1% rise in same-store sales last quarter after analysts only expected a gain of 3.7%.

•

COSTCO said its same-store sales climbed 10% last month, while Limited said sales rose 6%.

•

MASTERCARD’S growth in U.S. sales volume was up 9.9% last quarter.

•

VISA'S credit transactions for the second quarter totaled a 14% increase over the prior year.

•

SALES TAX REVENUE from state and local governments rose 4.7% in the first quarter of this year, according to U.S. Census data.  I use sales tax revenue growth as a leading economic indicator of the overall direction of consumer spending.

I believe this data is more indicative of a rebound in consumer spending than official government statistics.  I also believe these reports may be the leading economic indicators pointing to an upturn in consumer spending and hardly reflect the slowdown being predicted by many so called “experts.”

I don’t have a crystal ball, but I do believe we will see the recovery start very soon.

CONCLUSION

Given our policy of only investing in what we believe are first-rate, ethical companies that meet our conservative VALUES BASED screening process, I am cautiously optimistic that your FOXHALL GLOBAL TRENDS FUND will outperform as the economy recovers and starts to expand once again.

Until then….

Patience!

Paul Dietrich

President & Chief Investment Officer

The opinions referenced herein are as of August 13, 2011 and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass.

The predecessor to the Fund, the Dominion Insight Growth Fund, was reorganized into the Shepherd Large Cap Growth Fund which commenced operations on April 16, 2002. The Shepherd Large Cap Growth Fund changed its name to the Shepherd Fund in August 2008 and subsequently changed its name to the Foxhall Global Trends Fund in December 2009.

The Fund may invest in Underlying Funds, including mutual funds, closed-end funds and ETF, including short or leveraged ETFs. As a result the Fund will indirectly bear investment management fees of the underlying funds in addition to the investment management fees and expenses of the Fund. In some instances it may be less expensive for an investor to invest in the Underlying Funds directly. There is also a risk that investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Investments in Underlying Funds or securities that invest in foreign equity and debt securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. The fund may also be subject to interest rate risk, values based screening risk, derivatives risk, and high turnover risk and may be better suited for more aggressive investors who are comfortable with frequent short-term changes in value.

1842-NLD-8/29/2011

Foxhall Global Trends Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

             Annualized Total Returns as of June 30, 2011

	One Year	Five Years	Since 4/16/02*
Foxhall Global Trends Fund	27.19%	4.10%	3.16%
S&P 500	30.69%	2.94%	4.01%
Dow Jones Global Index	31.04%	3.67%	6.94%

________________

*Prior to April 16, 2002, the Fund was known as the Dominion Insight Growth Fund and was managed by another investment adviser using a substantially different investment strategy.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Dow Jones Global Index is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment. The index currently tracks 51 countries, including 25 developed markets and 26 emerging markets and includes reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 4.39%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-270-1222.

Portfolio Composition as of June 30, 2011

	Percent of Net Assets		Percent of Net Assets
Common Stocks	98.83%	Electric	3.31%
Semiconductors	15.86%	Healthcare - Services	3.26%
Retail	14.11%	Internet	3.20%
Oil & Gas	9.97%	Machinery - Diversified	3.16%
Commercial Services	9.91%	Pharmaceuticals	3.16%
Forest Products & Paper	6.58%	Chemicals	3.08%
Telecommunications	6.45%	Private Equity	3.06%
Computers	3.44%	Short-Term Investments	1.25%
Mining	3.44%	Total Investments	100.08%
Auto Parts & Equipment	3.43%	Liabilities in Excess of Other Assets	(0.08%)
Iron/Steel	3.41%	Total Net Assets	100.00%

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS
June 30, 2011
	Shares	Market Value

COMMON STOCK - 98.83%
AUTO PARTS & EQUIPMENT - 3.43%
Autoliv, Inc.	3,684	$ 289,010

CHEMICALS - 3.08%
Westlake Chemical Corp.	5,006	259,811

COMMERCIAL SERVICES - 9.91%
Bridgepoint Education, Inc. *	10,884	272,100
DeVry, Inc.	4,966	293,640
Western Union Co.	13,455	269,504
		835,244
COMPUTERS - 3.44%
CGI Group, Inc. *	11,757	289,810

ELECTRIC - 3.31%
Empresa Nacional de Electricidad SA/Chile - ADR	4,881	278,754

FOREST PRODUCTS & PAPER - 6.58%
Buckeye Technologies, Inc.	11,074	298,776
Domtar Corp.	2,705	256,218
		554,994
HEALTHCARE - SERVICES - 3.26%
AMERIGROUP Corp. *	3,908	275,397

INTERNET - 3.20%
j2 Global Communications, Inc. *	9,561	269,907

IRON / STEEL - 3.41%
Cliffs Natural Resources, Inc.	3,112	287,704

MACHINERY - DIVERSIFIED - 3.16%
Sauer-Danfoss, Inc. *	5,282	266,160

MINING - 3.44%
Rio Tinto PLC (United Kingdom)	4,007	289,786

OIL & GAS - 9.97%
CNOOC Ltd. - ADR	1,121	264,477
Exxon Mobil Corp.	3,347	272,379
Frontier Oil Corp.	9,393	303,488
		840,344
PHARMACEUTICALS - 3.16%
AstraZeneca PLC - ADR	5,321	266,422

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011
	Shares	Market Value

PRIVATE EQUITY - 3.06%
KKR & Co. LP	15,828	$ 258,313

RETAIL - 14.11%
Cash America International, Inc.	5,510	318,864
Express, Inc.	13,311	290,180
Ezcorp, Inc. - Cl. A *	8,671	308,471
Pier 1 Imports, Inc. *	23,523	272,161
		1,189,676
SEMICONDUCTORS - 15.86%
Analog Devices, Inc.	6,806	266,387
Atmel Corp. *	18,252	256,806
Entegris, Inc. *	30,625	309,925
Linear Technology Corp.	8,102	267,528
Veeco Instruments, Inc. *	4,882	236,338
		1,336,984
TELECOMMUNICATIONS - 6.45%
NeuStar, Inc. - Cl. A *	10,281	269,362
Telecomunicacoes de Sao Paulo SA - ADR	9,259	274,992
		544,354

TOTAL COMMON STOCK		8,332,670
( Cost - $7,925,478)

SHORT-TERM INVESTMENTS - 1.25%
Goldman Sachs Financial Square Funds - Government Fund, 0.01%+	105,336	105,336
TOTAL SHORT-TERM INVESTMENTS		105,336
( Cost - $105,336)

TOTAL INVESTMENTS - 100.08%
( Cost - $8,030,814) (a)		8,438,006
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.08%)		(6,358)
NET ASSETS - 100.00%		$ 8,431,648
_____
+ Money market fund; interest rate reflects seven-day effective yield on June 30, 2011.
* Non-Income producing security.
ADR - American Depositary Reciept

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 537,104
	Unrealized Depreciation:	(129,912)
	Net Unrealized Appreciation:	$ 407,192

The accompanying notes are an integral part of these financial statements

Foxhall Global Trends Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011

Assets:
Investments in Securities at Market Value (identified cost $8,030,814)	$ 8,438,006
Due From Investment Adviser	25,477
Dividends and Interest Receivable	1,545
Prepaid Expenses and Other Assets	9,904
Total Assets	8,474,932

Liabilities:
Payable for Fund Shares Redeemed	2,092
Payable to Distributor	3,687
Accrued Expenses	37,505
Total Liabilities	43,284

Net Assets (200,000,000 shares authorized; $.001 par value;
1,568,386 shares outstanding)	$ 8,431,648

Net Asset Value, Offering and Redemption Price Per Share
($8,431,648/ 1,568,386 shares of beneficial interest outstanding)	$ 5.38

Composition of Net Assets:
At June 30, 2011, Net Assets consisted of:
Capital Stock - Par Value	$ 1,568
Paid-in-Capital	6,944,968
Accumulated Net Realized Gain From Security Transactions	1,077,920
Net Unrealized Appreciation on Investments	407,192
Net Assets	$ 8,431,648

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2011

Investment Income:
Dividend Income (net of $10,278 foreign taxes)	$ 133,855
Interest Income	23
Total Investment Income	133,878

Expenses:
Investment Advisory Fees	79,495
Legal Fees	45,501
Administration Fees	39,901
Distribution (12b-1) Fees	31,798
Fund Accounting Fees	27,674
Chief Compliance Officer Fees	26,503
Transfer Agent Fees	25,710
Printing Expense	20,001
Registration & Filing Fees	18,007
Audit Fees	14,063
Underwriter Fees	11,654
Insurance Expense	10,001
Director Fees	4,986
Custody Fees	3,577
Miscellaneous Expenses	9,539
Total Expenses	368,410
Less: Expenses Reimbursed by Adviser	(195,961)
Net Expenses	172,449
Net Investment Loss	(38,571)

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net Realized Gain on Investments and Foreign Currency	1,289,469
Net Change in Unrealized Appreciation on Investments and Foreign Currency	654,797
Net Realized and Unrealized Gain on Investments	1,944,266

Net Increase in Net Assets Resulting From Operations	$ 1,905,695

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2011	June 30, 2010
Operations:
Net Investment Loss	$ (38,571)	$ (102,673)
Net Realized Gain on Investments and Foreign Currency	1,289,469	567,391
Distributions Received from Underlying Investment Companies	-	1,304
Net Change in Unrealized Appreciation (Depreciation)
on Investments	654,797	(246,971)
Net Increase in Net Assets
Resulting From Operations	1,905,695	219,051

Distributions to Shareholders	-	-

Beneficial Interest Transactions:
Proceeds from Shares Issued (130,372 and 196,893 shares,
respectively)	671,452	876,180
Cost of Shares Redeemed (340,887 and 260,301 shares, respectively)	(1,669,685)	(1,159,177)
Net Beneficial Interest Transactions	(998,233)	(282,997)

Increase (Decrease) in Net Assets	907,462	(63,946)

Net Assets:
Beginning of Year	7,524,186	7,588,132
End of Period (including accumulated undistributed net investment
loss of $0 and $0, respectively)	$ 8,431,648	$ 7,524,186

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Years Ended June 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$ 4.23	$ 4.12	$ 5.06	$ 5.00	$ 4.40

Income (Loss) From Investment Operations:
Net investment loss (a)	(0.02)	(0.06)	(0.02)	(0.04)	-
Net gain (loss) from securities
(both realized and unrealized)	1.17	0.17	(0.92)	0.10	0.60
Total from investment operations	1.15	0.11	(0.94)	0.06	0.60

Distributions to shareholders	-	-	-	-	-

Net Asset Value, End of Year	$ 5.38	$ 4.23	$ 4.12	$ 5.06	$ 5.00

Total Return (b)	27.19%	2.67%	(18.58)%	1.20%	13.64%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 8,432	$ 7,524	$ 7,588	$ 9,322	$ 9,096
Ratio of expenses, excluding interest expense,
to average net assets,
before reimbursement	4.63%	4.32%	2.66%	2.25%	2.25%
net of reimbursement	2.17%	1.97%	2.17%	-	-
Ratio of expenses, including interest expense,
to average net assets,
before reimbursement	4.63%	4.32%	2.68%	2.27%	-
net of reimbursement	2.17%	1.97%	2.19%	-	-
Ratio of net investment loss to
average net assets	(0.49)%	(1.28)%	(0.47)%	(0.86)%	(0.09)%
Portfolio turnover rate	438%	756%	233%	309%	382%

__________

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Sales load is not reflected in total return.

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

1.

ORGANIZATION

Dominion Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company and was incorporated in the State of Texas on June 5, 1992.  The Company may designate one or more series of common stock; however, at this time the Foxhall Global Trends Fund (the “Fund”), formerly Shepherd Fund, is the only series of the Company.  The primary investment objective of the Fund is growth of capital.  The Fund will invest in a diversified portfolio of common stock of companies that meet the Fund’s investment and social criteria.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – Equity and fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  Fixed income securities are valued each day by an independent pricing service which utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 8,332,670	-	-	$ 8,332,670
Short Term Investments	105,336	-	-	105,336
Total	$ 8,438,006	-	-	$ 8,438,006

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers between Level 1 and Level 2 during the current period presented.

* Please refer to the Portfolio of Investments for Industry Classification.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.   Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders – The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end.  Distributions will be recorded on ex-dividend date.    The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Foxhall Capital Management (the “Adviser”).    The Adviser provides the Fund with investment advice and recommendations for investments.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended June 30, 2011, the Adviser earned advisory fees of $79,495.

Effective October 28, 2009, the Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (excluding acquired fund fees and expenses), at least until October 28, 2011, so that the total annual operating expenses of the Fund do not exceed 2.25% of average daily net assets.  For the period October 28, 2009 through October 27, 2010, the total annual operating expense ratio was contractually limited to 1.99% by the Adviser.  For the year ended June 30, 2011, the Adviser reimbursed expenses of $195,961.

Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  As of June 30, 2011, the cumulative expenses subject to recapture by the Adviser amounted to $422,946 and will expire on June 30 of the following years:

2012	2013 2014
$39,043	$187,942 $195,961

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Directors of the Company has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.40% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended June 30, 2011, the Fund paid $31,798 to the Distributor pursuant to the Plan.  The Fund owed the Distributor $3,687 at June 30, 2011.

Pursuant to an Underwriting Agreement, the Fund pays the Distributor an annual fee of $10,000 plus an asset based fee based on a tiered structure to serve as the representative of the Fund in the continual offering of Fund shares for sale to the public.

Certain directors and officers of the Fund are also directors and officers of the Adviser.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2011, amounted to $33,528,686 and $34,142,102, respectively.

5.

TAX COMPONENTS OF CAPITAL

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $144 of such foreign currency losses.

Permanent book and tax differences, primarily attributable to net operating losses and real estate investment trust and partnership adjustments, resulted in reclassification for the period ended June 30, 2011 as follows: a decrease in accumulated net investment loss of $38,571 and a decrease in accumulated net realized gain from security transactions of $38,571.

6.

CONTROL OWNERSHIP

The control ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2011, TD Ameritrade, Inc. owned approximately 60% of the Fund, for the benefit of others.

7.

SUBSEQUENT EVENT

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

Foxhall Global Trends Fund

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the directors of the Fund is set forth below.  The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-866-270-1222.

Interested Directors *

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years

Paul Dietrich * 35 Old Tavern Road 2 nd Floor Orange, CT 06477 22314 Age: 60	Chairman, President, Director	Indefinite term; Director since 2001; Chairman since 2002; President since 2003	President and CEO of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s investment advisor).	None

* Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the Advisor.

Non-Interested Directors

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years
C. Thomas McMillen 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 58	Director	Indefinite term; Director since October 2009

Homeland Security Capital Corporation, Chief Executive Officer and Chairman of the Board (August  2005 to Present) and President (August 2005 to March 2008).

Washington Capital Advisors, Chief Executive Officer (2003 to Present).

Fortress America Acquisition Corporation (now Fortress International Group, Inc.,) Chairman (December 2004  to January 2007); Vice Chairman and director (January 2007 to August 2009).

Secure America Acquisition Corporation, (now Ultimate Escapes, Inc.), Chairman and Co-Chief Executive Officer (October 2007 to October 2009); Director (October 2009 to Present); and Vice Chairman (November 2009 to Present).

Global Secure Corp., Co-Founder and Chief Executive Officer

(March 2003 to February 2004); and Consultant (February 2004 to February 2005).

Homeland Security Capital Corp., Chairman / CEO, August, 2005 to Present and President from August 2005 to March 2008

America Acquisition Corp.,

Chairman and Co-CEO, May 2007 to Present.

Chairman/ CEO, Washington Capitol Advisors, LLC, January 2003 to Present.

Vice Chairman and Director, Fortress International, January, 2007 to August 2009 and Chairman from December, 2004 to January, 2007.

None

Derek Way-jai Lee 10 West Street Suite 18A New York, NY 10004 Age: 29	Director	Indefinite term; Director since October 2009	Founder, 21Causes, June, 2006 to Present. Founder, Riverbend Capital Group, July, 2003 to September, 2006.	None

Other Officers
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 51	Chief Compliance Officer	Officers are elected annually; Chief Compliance Officer Since March 2009	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present); Vice President of Investment Support Services	N/A

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Shareholders and Board of Directors

 of the Dominion Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Foxhall Global Trends Fund (the “Fund”), the Fund comprising the Dominion Funds, Inc., including the schedule of investments, as of June 30, 2011 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 23, 2011

Foxhall Global Trends Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)d)

June 30, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/01/11)	Ending Account Value (6/30/11)	Expenses Paid During the Period* (1/01/11 to 6/30/11)
Actual	$1,000.00	$ 1,123.17	$ 11.84
Hypothetical (5% return before expenses)	$1,000.00	$ 1,013.64	$ 11.23

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.25%  multiplied by the average account value over  the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending June 30, 2011).

Advisory Contract Renewal

On August 23, 2010, the Board of the Directors of the Fund approved the continuance for one additional year of the Fund’s investment advisory agreement dated September 23, 1999 (the “Advisory Agreement”) with the Advisor. The Board reviewed various reports and data provided by the Advisor and Gemini to assist the Directors in their deliberations, including responses from the Adviser to a comprehensive questionnaire concerning the Adviser’s business and a report comparing management fees and expenses to those of an independently chosen peer group of funds.

The Directors discussed and considered and evaluated, among other factors, (a) the terms and conditions of the Advisory Agreement, including the nature, quality and scope of the advisory services, performance of the Fund and overall Fund expenses; b) the Advisor’s compensation and profitability; (c) benefits derived by the Advisor as a result of its relationship with the Fund; d) economies of scale; and e) the Directors’ legal duties in approving the Advisory Agreement.  All of these factors were considered by the Board.  In considering the Advisory Agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

The Board discussed the Fund’s performance and expenses and reviewed the report provided by Gemini that compared the Fund’s performance to those of a universe of other mutual funds of similar size and investment strategy (the “Peer Group”), supplied by Lipper Analytical, Inc..  The Board noted that the Fund’s 1 and 5 year performance compared favorably with that of the Peer Group.  The Board also noted that as part of large fund families, a number of the funds in the Peer Group may be benefiting from economies of scale that are not available to the Fund at this time.  The Directors acknowledged that while certain efficiencies may be realized with an increase in the Fund’s assets, at the Fund’s current asset level economies of scale is not a relevant factor to the Fund.  The Board also noted that at the Fund’s current asset level and based on the current expense cap of 1.99%, the Adviser is not making a profit from managing the Fund.  The Board noted that there has been and is no pending litigation against the Adviser or its affiliates and the Adviser’s enhancement of its compliance staffing, policies and procedures during the past year. The Board identified no “fall out” benefits to the Advisor in light of its relationship to the Fund.

The Board reviewed the terms of the proposed second amended and restated operating expenses limitation and security agreement (the “Amended Expense Limitation Agreement”). The Amended Expense Limitation Agreement would raise the Fund’s expense cap from 1.99% to 2.25% and would be effective as of the date of the Fund’s new Prospectus, October 28, 2010.

Based on this review, it was the judgment of the Board and the independent Directors that shareholders had received favorable relative performance at reasonable fees and, therefore, approval of the renewal of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Rev. August 2011

PRIVACY NOTICE
FACTS		WHAT DOES DOMINION FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

   The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dominion Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dominion Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-270-1222

Who we are
Who is providing this notice?	Dominion Funds, Inc.
What we do
How does Dominion Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dominion Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Dominion Funds, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Dominion Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Dominion Funds, Inc. does not jointly market.

Investment Adviser

Foxhall Capital Management, Inc.

35 Old Tavern Road, 2nd Floor

Orange, CT 06477

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Todd Cipperman, Esq.

Cipperman & Company

500 E. Swedesford Road

Suite 104

Wayne, PA 19087

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68102

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-270-1222 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-270-1222.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.  The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-866-270-1222.

Item 3. Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert.  The Registrant does not have an audit committee financial expert because the small size of the Registrant limits the ability of the Registrant to engage an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended June 30, 2011 and 2010, the aggregate audit, audit-related, tax and all other fees billed by Sanville & Company for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Foxhall Global Trends Fund are shown below.  The aggregate tax fees billed by Sanville & Company were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

             2011

$ 12,000

             2010

$ 12,000

(b)

Audit-Related Fees

2011

$ 0

2010

$ 0

(c)

Tax Fees

2011

            $ 1,800

2010

            $ 1,800

(d)

All Other Fees

2011

$ 0

2010

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.  The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Registrant does not have an audit committee.

(2)  Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

The Registrant does not have an audit committee.

(f)

During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $1,800

2010 - $1,800

(h)

Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant does not have an audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Any code of ethics.  Previously filed.

(a)(2)

Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Dominion Funds, Inc.

By   /s/Paul Dietrich

Paul Dietrich, Principal Executive and Principal Financial Officer

Date

8/30/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/Paul Dietrich

Paul Dietrich

Principal Executive and Principal Financial Officer

Date

8/30/11